UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013
_____________________

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

On January 22, 2013 the registrant issued a press release announcing the effectiveness of its reverse stock split as well as its new trading symbol. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

No.	Description

99.1	Press release issued by the registrant on January 22, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

Dated: January 22, 2013	By:	/s/ Nadav Kidron
Nadav Kidron
President and CEO